Exhibit 10.19

AMENDMENT NO. 1

TO

SECURITIES PURCHASE AGREEMENT

THIS AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT (this “Amendment”) is made and entered into effective November [●], 2022 between Larkspur Health Acquisition Corp., a Delaware corporation (the “Company”), and each purchaser identified on the signature pages hereto (each, including its successors and assigns, a “Purchaser” and collectively, the “Purchasers”). Capitalized terms not defined herein shall have the same meaning as set forth in the Securities Purchase Agreement (as defined below).

RECITALS:

WHEREAS, the Company and the Purchasers entered into the Securities Purchase Agreement dated as of July 20, 2022 (the “Securities Purchase Agreement”), pursuant to which, upon the terms and subject to the conditions contained therein, the Company agreed to issue and sell, and each Purchaser, severally and not jointly, agreed to purchase from the Company the Preferred Stock and the Warrants;

WHEREAS, pursuant to Section 5.5, the Securities Purchase Agreement may be amended in a written instrument signed by the Company and the Purchaser or a group of Purchasers which purchased at least 67% in interest of the Preferred Stock based on the initial Subscription Amounts thereunder; and

WHEREAS, the Company and the Purchasers desire to (a) increase the amount of Preferred Stock sold and purchased pursuant to the Securities Purchase Agreement, (b) amend the closing conditions in Article II and include an additional covenant in Article IV, (c) amend and restate the form of Certificate of Designation, attached to the Securities Purchase Agreement as Exhibit A, and (d) amend and restate the form of Warrant, attached to the Securities Purchase Agreement as Exhibit C.

NOW, THEREFORE, for due and adequate consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

1. The following defined term set forth in Section 1.1 of the Securities Purchase Agreement shall be amended and restated as follows:

” “Preferred Stock” means the Company’s Series A Convertible Preferred Stock issued hereunder having the rights, preferences and privileges set forth in the Certificate of Designation, in the form of Exhibit A hereto.”

2. The first two sentences of Section 2.1 of the Securities Purchase Agreement shall be amended and restated as follows:

“On the Closing Date, upon the terms and subject to the conditions set forth herein, the Company agrees to sell, and the Purchasers, severally and not jointly, agree to purchase, an aggregate of up to $12,500,000 of shares of Preferred Stock, with an aggregate Stated Value for each Purchaser equal to such Purchaser’s Subscription Amount as set forth on the signature page hereto executed by such Purchaser, and Warrants as determined pursuant to Section 2.2(a). The aggregate number of shares of Preferred Stock sold hereunder shall be up to 12,500.”

3. Section 2.3(a)(i) of the Securities Purchase Agreement shall be amended and restated as follows:

“(i) (x) the Company and ZyVersa shall have received aggregate commitments of at least $10.0 million in connection with the sale of Securities pursuant to this Agreement and/or a separate private placement of ZyVersa common stock, as applicable, provided that ZyVersa commitments shall not exceed the amount committed as of the date hereof, and (y) ZyVersa shall have received commitments in connection with (1) the sale of Securities pursuant to this Agreement, (2) the sale of its securities pursuant to a private placement of its common stock or (3) the issuance of securities in exchange for fees or payables owed by ZyVersa in an amount that, in the aggregate between (x) and (y) (after taking into account any available funds in the Trust Account (as defined below) following the closing of the Business Combination), permits the Company to satisfy the condition in Section 2.3(b)(xii) of this Agreement;”

4. Section 2.3(b)(i) of the Securities Purchase Agreement shall be amended and restated as follows:

“(i) (x) the Company and ZyVersa shall have received aggregate commitments of at least $10.0 million in connection with the sale of Securities pursuant to this Agreement and/or a separate private placement of ZyVersa common stock, as applicable, provided that ZyVersa commitments shall not exceed the amount committed as of the date hereof, and (y) ZyVersa shall have received commitments in connection with (1) the sale of Securities pursuant to this Agreement, (2) the sale of its securities pursuant to a private placement of its common stock or (3) the issuance of securities in exchange for fees or payables owed by ZyVersa in an amount that, in the aggregate between (x) and (y) (after taking into account any available funds in the Trust Account (as defined below) following the closing of the Business Combination), permits the Company to satisfy the condition in Section 2.3(b)(xii) of this Agreement;”

5. Section 2.3(b)(xii) of the Securities Purchase Agreement shall be amended and restated as follows:

“(xii) the Company shall have obtained approval of the Trading Market to list or designate for quotation (as the case may be) the Underlying Shares and shall have satisfied the continuing listing requirements of the Trading Market with respect to its Common Stock; and”

6. Article IV of the Securities Purchase Agreement is hereby by amended to add Sections 4.20 and 4.21 as follows:

“4.20 No Price Adjustment to Options or Convertible Securities. During such time that any Warrants or shares of Preferred Stock are outstanding, the Company shall not decrease the purchase price provided for in any rights, warrants or options to subscribe for or purchase shares of Common Stock, the additional consideration, if any, payable upon the issue, conversion, exercise or exchange of any Convertible Securities or the rate at which any Convertible Securities are convertible into or exercisable or exchangeable for Common Stock. “Convertible Securities” means any stock or securities directly or indirectly convertible into or exercisable or exchangeable for, or which otherwise entitles the holder thereof to acquire, any shares of Common Stock.

4.21 Preferred Stock Purchase Right. Upon a Conversion Price Adjustment of the Preferred Stock pursuant to Section 7(b) of the Certificate of Adjustment (a “Preferred Conversion Price Adjustment”), each Purchaser shall have three (3) days from the effective date of the Preferred Conversion Price Adjustment, as determined pursuant to the terms of the Certificate of Designation, to agree in writing to purchase all (or any party) of such Purchaser’s Pro Rata Share of an additional ten (10) shares of Preferred Stock for purchase price of $1,000 per share (the “Preferred Stock Purchase Right”) and pursuant to the same terms and conditions and representations and warranties as set forth in the Securities Purchase Agreement. No fractional shares of Preferred Stock shall be issued. “Pro Rata Share” for purposes of this Preferred Stock Purchase Right is the ratio of (a) the number of shares of Preferred Stock purchased by a Purchaser on the Closing Date to (b) the total number of shares of Preferred Stock issued and sold pursuant to this Agreement.”

7. The form of Certification of Designation attached as Exhibit A to the Securities Purchase Agreement shall be amended and restated and replaced as set forth in the attached Exhibit A to this Amendment.

8. The form of Warrant attached as Exhibit C to the Securities Purchase Agreement shall be amended and restated and replaced as set forth in the attached Exhibit C to this Amendment.

9. Except as modified by this Amendment, all other terms and conditions in the Securities Purchase Agreement shall remain in full force and effect and this Amendment shall be governed by all provisions thereof, including Section 5.9 regarding governing law. This Amendment may be executed in separate counterparts, all of which taken together shall constitute a single instrument.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized signatories as of the date first indicated above.

LARKSPUR HEALTH ACQUISITION CORP.

By:
Name:
Title:

Acknowledged and agreed by:

zyversa Therapeutics, Inc.

By:
Name:
Title:

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGE FOR PURCHASER FOLLOWS]

[PURCHASER SIGNATURE PAGES TO AMENDMENT]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: ____________________________________________________

Signature of Authorized Signatory of Purchaser: __________________________

Name of Authorized Signatory: ____________________________________

Title of Authorized Signatory: _____________________________________

EXHIBIT A

FORM OF CERTIFICATE OF DESIGNATION

Attached

A-1

EXHIBIT C

FORM OF WARRANT

Attached

C-1